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                                                                 Exhibit 10.1

                           CALENERGY CAPITAL TRUST II

                  6-1/4% TRUST CONVERTIBLE PREFERRED SECURITIES
                       (CONVERTIBLE PREFERRED SECURITIES)
         (LIQUIDATION PREFERENCE $50 PER CONVERTIBLE PREFERRED SECURITY)
                     GUARANTEED TO A LIMITED EXTENT BY, AND
                        CONVERTIBLE INTO COMMON STOCK OF,

                             CALENERGY COMPANY, INC.


                          REGISTRATION RIGHTS AGREEMENT


                                                              February 26, 1997




LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE
          SECURITIES CORPORATION
  c/o Lehman Brothers Inc.
        3 World Financial Center
        New York, N.Y. 10285-1600

Ladies and Gentlemen:

         CalEnergy Capital Trust II, a statutory business trust formed under the laws of the State of Delaware (the "Trust") by CalEnergy Company, Inc., a Delaware corporation (the "Guarantor"), proposes to issue and sell to Lehman Brothers Inc. and Donaldson, Lufkin & Jenrette Securities Corporation (the "Purchasers"), upon the terms set forth in the Purchase Agreement dated February 20, 1997 (the "Purchase Agreement"), among the Purchasers, the Guarantor and the Trust 6-1/4% Convertible Preferred Securities (liquidation preference $50 per Convertible Preferred Security) (the "Convertible Preferred Securities") (the "Initial Placement"). As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Trust and the Guarantor agree with you, (i) for the benefit of the Purchasers and (ii) for the benefit of the holders from time to time of the Convertible Preferred Securities, the 6-1/4% Convertible Junior Subordinated Debentures Due 2012 (the "Debentures") and the Common Stock, par value $0.0675 per share (the "Common Stock"), of the Guarantor (together with the related Rights) issuable upon conversion of the Convertible Preferred Securities or the Debentures (collectively, together with the Guarantee of the


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Guarantor of the Convertible Preferred Securities, the "Securities"), including the Purchasers (each of the foregoing a "Holder" and together the "Holders"), as follows:

         1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in or pursuant to the Purchase Agreement or the Confidential Offering Memorandum dated February 20, 1997, in respect of the Convertible Preferred Securities. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "Act" or "Securities Act" means the Securities Act of 1933, as amended.

         "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Commission" means the Securities and Exchange Commission.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Managing Underwriters" means the investment banker or investment bankers and manager or managers selected or approved by the Trust and the Guarantor in accordance with the provisions set forth in Section 6 hereof, that shall administer an underwritten offering, if any.

         "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities.

         "Registrable Securities" means, with respect to any Holder, all Securities held by such Holder; provided, however, that a Security ceases to be a Registrable Security when (i) it has been effectively registered under the Act and disposed of in accordance with the Shelf Registration Statement or (ii) it is, in the written opinion of counsel to the Trust and the Guarantor, permitted to be freely sold or distributed to the public pursuant to any exemption from the registration requirements of the Securities Act, including subsection (k) of Rule 144, but excluding Rule 144A; and provided that all references to Registrable Securities herein shall mean, with respect to any Security or Securities, collectively the associated Convertible Preferred Securities, Debentures, shares of Common Stock, Rights and Guarantee of such Convertible Preferred Securities and shall not be deemed to apply separately in respect of such associated Securities.

         "Shelf Registration" means a registration effected pursuant to
Section 2 hereof.

         "Shelf Registration Period" has the meaning set forth in Section 2(b) hereof.

         "Shelf Registration Statement" means a "shelf" registration statement covering resales of the Registrable Securities of the Trust and the Guarantor pursuant to the provisions of Section 2 hereof filed with the Commission which covers some or all of the Registrable Securities, as applicable, on an

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appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement, selected or approved by the Trust and the Guarantor in accordance with the provisions set forth in Section 6 hereof.

         2. Shelf Registration. (a) The Trust and the Guarantor shall, within 180 days following the date of original issuance (the "Issue Date") of the Convertible Preferred Securities, prepare and file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution set forth in such Shelf Registration Statement and, thereafter, shall each use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Act (subject to Section 2(d) below) no later than 270 days after the Issue Date, provided, however, that no Holder shall be entitled to have the Registrable Securities held by it covered by such Shelf Registration unless such Holder is in compliance with Section 3(m) hereof.

         (b) The Trust and the Guarantor shall each use its reasonable best efforts (i) to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective or such shorter period that will terminate upon the earlier of the following: (A) when all the Convertible Preferred Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (B) when all Debentures issued to Holders in respect of Convertible Preferred Securities that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (C) when all shares of Common Stock (together with the related Rights) issued upon conversion of any such Convertible Preferred Securities or any such Debentures that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or (D) when, in the written opinion of counsel to the Trust and the Guarantor, all outstanding Securities held by persons which are not Affiliates of the Trust or the Guarantor have ceased to be Registrable Securities (in any such case, such period being called the "Shelf Registration Period") and (ii) after the effectiveness of the Shelf Registration Statement, promptly upon the request of any Holder to take any action reasonably necessary to register the sale of any Registrable Securities of such Holder on such Shelf Registration Statement and to identify such Holder as a selling securityholder.

         (c) In the event of a "Registration Default" (as defined in the Indenture governing the Debentures (the "Indenture") and in the Amended and Restated Declaration of Trust of the Trust, dated as of February 26, 1997 (the "Declaration")) additional interest ("Liquidated Damages") will accrue on the Debentures and the Convertible Preferred Securities from and including the day following the day such Registration Default shall occur (or be deemed to occur as described in the Indenture and the Declaration) to but excluding the day on which such Registration Default has been cured (or be deemed to be cured as described in the Indenture and the Declaration). Liquidated Damages will be paid quarterly in arrears, with the first quarterly payment due on the first interest or distribution payment date, as applicable, following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount or liquidation amount, as applicable, to and including the 90th day following such Registration Default and one-half of

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one percent (0.50%) thereof from and after the 91st day following such
Registration Default. Following the cure of a Registration Default, Liquidated Damages will cease to accrue with respect to such Registration Default.

         (d) Notwithstanding any other provision hereof, the Trust and the Guarantor or the Guarantor acting alone may postpone or suspend the filing or the effectiveness of the Shelf Registration Statement (or any amendments or supplements thereto), or the sale of Securities pursuant thereto, if (i) such action is required by applicable law or regulation, or (ii) such action is taken in good faith and for valid business reasons (not including avoidance of the Trust's and Guarantor's obligations hereunder), including the acquisition or divestiture of assets, other pending corporate developments, public filings with the Commission or other similar events, so long as the Trust and the Guarantor promptly thereafter comply with the requirements of Section 3(i) hereof, if applicable. The Trust and the Guarantor shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if either the Trust or the Guarantor intentionally takes any action not referred to in clause (i) or (ii) of this Section 2(d) that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any such Registrable Securities during that period. Notwithstanding the occurrence of any event referred to in such clauses (i) or
(ii) (a "Suspension"), such event shall not, except as set forth in the Indenture and the Declaration, suspend, postpone or in any other manner affect the running of the time period by which the Shelf Registration Statement must be filed, declared effective, or during which it must remain effective, in order to prevent the occurrence of a Registration Default pursuant to the Indenture or the Declaration, and, if the filing or effectiveness of the Shelf Registration Statement is postponed or suspended as a result of a Suspension, a Registration Default shall nonetheless exist under the Indenture and the Declaration if all other requirements set forth for the occurrence of a Registration Default shall be satisfied, and the provisions of the Debentures and the Convertible Preferred Securities requiring the payment of additional interest during the period of such Registration Default, as set forth in the Indenture and the Declaration, shall be applicable. The Trust and the Guarantor agree to notify the Holders of the occurrence of a Suspension as promptly as practicable after such occurrence and to mail notice thereof to Holders reasonably promptly following the termination of any suspension.

         3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:

         (a) The Trust and the Guarantor shall furnish to the Purchasers, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (provided that, for this purpose, amendments or supplements shall not be deemed to include documents incorporated by reference into such Shelf Registration Statement) and shall each use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Purchasers reasonably may propose on a timely basis.

         (b) The Trust and the Guarantor shall take such action as may be necessary so that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or

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supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading (except, in each case, for any untrue statements of a material fact or omissions of a material fact made in reliance on and in conformity with information furnished to the Guarantor or the Trust by or on behalf of Holders or underwriters).

         (c) (1) The Trust and the Guarantor shall advise the Purchasers and, in the case of clause (i), the Holders and, if requested by the Purchasers or any such Holder, confirm such advice in writing:

                           (i) when a Shelf Registration Statement and any
                  amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto (exclusive of documents incorporated by reference) has become effective; and

                           (ii) of any request by the Commission for amendments
                  or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

                  (2) The Trust and the Guarantor shall advise the Purchasers and the Holders and, if requested by the Purchasers or any such Holder, confirm such advice in writing:

                           (i) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                           (ii) of the receipt by the Trust or the Guarantor of
                  any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose;

                           (iii) of the happening of any event that requires the
                  making of any changes in the Shelf Registration Statement or the Prospectus (exclusive of documents incorporated by reference) so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice may be accompanied by an instruction that such notice constitutes material non-public information and to suspend the use of the Prospectus until the requisite changes have been made), and which instruction shall require that such Holders shall not communicate such material non-public information to any third party and shall not sell or purchase, or offer to sell or purchase any securities of the Trust or the Guarantor after receipt of such advice and prior to the effectiveness of any action required to be taken by the Trust or the Guarantor pursuant to Section 3(i) hereof; and

                           (iv) if the Guarantor determines that the filing of a
                  post-effective amendment to the Registration Statement would be appropriate.


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         (d) The Trust and the Guarantor shall use their reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

         (e) The Trust and the Guarantor shall furnish to each Holder of Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto (including any reports or other documents incorporated therein by reference), including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

         (f) The Trust and the Guarantor shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and each of the Trust and the Guarantor consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities and the underwriters, if any, in connection with the offering and sale of the Securities covered by the Prospectus or any amendment or supplement thereto during the Shelf Registration Period, provided that such use complies with this Agreement and with all applicable laws and regulations.

         (g) Prior to any offering of Securities pursuant to any Shelf Registration Statement, the Trust and the Guarantor shall register or qualify such Securities or cooperate with the Holders of Securities included therein and their respective counsel in connection with the registration or qualification of such Securities for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Shelf Registration Statement; provided, however, that neither the Trust nor the Guarantor will be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

         (h) Unless any Securities shall be in book-entry only form, the Trust and the Guarantor shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Holders may request in connection with the sale of Securities pursuant to such Shelf Registration Statement.

         (i) Upon the occurrence of any event contemplated by Section 3(c)(2)(iii), subject to Section 2(d), the Trust and the Guarantor shall reasonably promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except, in each case, for an untrue statement of a material fact or omission of a material fact made in reliance on and in conformity with written information furnished to the Guarantor or the Trust by or on behalf of Holders or underwriters specifically for use therein). The Trust and the Guarantor agree to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders shall suspend use of the Prospectus, and not

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communicate such material non-public information to any third party, and not sell or purchase, or offer to sell or purchase, any securities of the Trust or the Guarantor, until the Trust or the Guarantor have amended or supplemented the Prospectus so it does not contain any such misstatement or omission. At such time as such public disclosure is otherwise made or the Trust and the Guarantor determine in good faith that such disclosure is not necessary, the Trust and the Guarantor agree promptly to notify the Holders of such determination and to amend or supplement the Prospectus if necessary, so it does not contain any such untrue statement or omission therein and to furnish the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request.

         (j) Not later than the effective date of any Shelf Registration Statement hereunder, the Trust and the Guarantor shall provide a CUSIP number for the Convertible Preferred Securities and the Debentures in the event of and at the time of any distribution thereof to Holders, registered under such Shelf Registration Statement, and provide the applicable trustee with certificates for such Securities, in a form eligible for deposit with The Depository Trust Company.

         (k) The Trust and the Guarantor shall use their best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to their security holders or otherwise provide in accordance with Section 11(a) of the Securities Act as soon as practicable after the effective date of the applicable Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

         (l) The Trust and the Guarantor shall use their reasonable best efforts to cause the Indenture, the Declaration and the Guarantee to be qualified under the Trust Indenture Act in a timely manner.

         (m) The Trust and the Guarantor may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Trust and the Guarantor such information regarding the Holder and the distribution of such Securities as the Trust and the Guarantor may from time to time reasonably require for inclusion in such Shelf Registration Statement and the Guarantor and the Trust may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

         (n) The Trust and the Guarantor shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters reasonably agree should be included therein and to which the Trust and the Guarantor do not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after they are notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

         (o) Subject to Section 6 and Section 2(d), the Trust and the Guarantor shall enter into such customary agreements (including underwriting agreements in customary form) which are reasonably acceptable to the Trust and the Guarantor and shall take all other reasonably requested actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 (or such other provisions and procedures acceptable to the Managing Underwriters, if any, and reasonably acceptable to the Guarantor and the Trust) with respect to all parties to be indemnified pursuant to Section 5.


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         (p) Subject to Section 6 and Section 2(d), the Trust and the Guarantor
shall (i) make reasonably available for inspection by the Holders of Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all reasonably requested customary and relevant financial and other records, pertinent corporate documents and properties of the Trust and the Guarantor and its subsidiaries; (ii) cause the Guarantor's officers, directors and employees and the Trustees to supply all such information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations, in each case pursuant to confidentiality arrangements reasonably requested by the Guarantor and the Trust; provided, however, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Holders and reasonably acceptable to the Guarantor and the Trust; (iii) make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by the Guarantor and the Trust to Holders or to underwriters in underwritten offerings; (iv) obtain opinions of counsel to the Trust and the Guarantor (who may be the General Counsel of the Guarantor) and updates thereof addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested by Holders or underwriters in underwritten offerings (it being agreed that the matters to be covered by such opinion shall include, without limitation, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Guarantor (and, if necessary, any other independent certified public accountants of any subsidiary of the Guarantor or of any business acquired by the Guarantor for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each such Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters delivered to Holders or underwriters in connection with underwritten offerings; and (vi) deliver such customary documents and certificates as may be reasonably requested by any such Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Trust and the Guarantor. The foregoing actions set forth in clauses (iii), (iv),
(v) and (vi) of this Section 3(p) shall be performed at each closing under any underwritten offering to the extent required thereunder.

         (q) The Trust and the Guarantor will use its reasonable best efforts to cause the Common Stock relating to such Shelf Registration Statement to be listed on each securities exchange, if any, on which any shares of Common Stock are then listed.

         (r) In the event that any broker-dealer registered under the Exchange Act and selected or approved in accordance with the provisions set forth in
Section 6 hereof shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Guarantor and the

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Trust shall take reasonable steps to (subject to Section 2(d) and 3(p)) assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by (A) if such Rules or By-Laws, including Rule 2720 thereto, shall so require, engaging (at the expense of the Holders) a "qualified independent underwriter" (as defined in Rule 2720) selected or approved by the Trust and the Guarantor to participate in the preparation of the Shelf Registration Statement relating to such Securities and to exercise usual standards of due diligence in respect thereto, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules of the NASD.

         (s) The Trust and the Guarantor shall use their reasonable best efforts to comply with all applicable rules and regulation of the Commission.

         4. Registration Expenses. Except as otherwise provided in Section 6, the Guarantor shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall bear or reimburse the Holders for the reasonable fees and disbursements of one firm of counsel designated by the Guarantor and reasonably acceptable to the Purchasers to act as counsel for the Holders in connection therewith; provided, however that the Trust and the Guarantor shall not be responsible for any fees and expenses of any underwriter (including any discounts, commissions or legal fees and expenses) other than the reasonable fees and expenses of counsel in connection with state blue sky qualifications of the Registrable Securities.

         5. Indemnification and Contribution. (a) In connection with any Shelf Registration Statement, the Trust and the Guarantor, jointly and severally, agree to indemnify and hold harmless each Purchaser and each Holder of Securities covered thereby (including the Purchasers), each director, officer, employee and agent of the Purchasers and each person who controls any Purchaser or any such Holder within the meaning of either the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Purchaser or Holder may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus or any Exchange Act filing incorporated therein, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (i) the Guarantor and the Trust will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from, any of such documents in reliance upon and in conformity with written information furnished to the Guarantor by any Purchaser through Lehman Brother Inc. or any such Holder specifically for use therein and
(ii) the foregoing indemnity with respect to any untrue statement or alleged untrue statement contained in, or omission or alleged omission from, any preliminary prospectus relating to a Shelf Registration Statement shall not inure to the benefit of any Holder (or any person controlling such Holder) from whom the person asserting any such loss, claim, damage or liability purchases any of the Securities that are the subject thereof if such person did not receive a copy of the final prospectus (or the final prospectus as supplemented) at or prior to the written confirmation of the sale of such Securities to such

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person and the untrue statement or alleged untrue statement or omission or alleged omission contained in the preliminary prospectus was corrected in the final prospectus (or the final prospectus as supplemented) and the corrected prospectus was made available to such Holder prior to the time of such sale. This indemnity agreement will be in addition to any liability which the Guarantor or the Trust may otherwise have.

         The Trust and the Guarantor, jointly and severally, also agree to indemnify or contribute to Losses (as defined below) of, as provided in Section 5(d), any underwriters of Securities registered under the Shelf Registration Statement, their officers, directors, employees and agents and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Purchasers and the selling Holders provided in this
Section 5(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(o) and Section 6 hereof.

         (b) As a condition to the inclusion of a Holder's Registrable Securities in a Shelf Registration Statement, such Holder shall agree to indemnify and hold harmless (i) the Trust and the Guarantor, (ii) each of the directors of the Guarantor, (iii) each of its officers who signs such Shelf Registration Statement, and (iv) each person who controls the Trust or the Guarantor within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Trust and the Guarantor, but only with reference to written information relating to such Holder furnished to the Guarantor by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

         (c) Promptly after receipt by an indemnified party under Section 5(a) or (b) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability it may have to any indemnified party otherwise than under Section 5(a) or (b), except to the extent that it has been materially prejudiced by such failure; and provided that such omission will not relieve it from any liabilities which it may otherwise have to an indemnified party. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to appoint counsel to represent the indemnified party and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this
Section 5 if the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, or if, in the written opinion of counsel to either the indemnifying party or the indemnified party, representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them, and in that event the fees and expenses of one firm of separate counsel (in addition to the fees and expenses of local counsel) shall be paid by the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld.

         (d) In the event that the indemnity provided in Section 5(a) or (b) is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall the Purchasers or any subsequent Holder of any Security be responsible, in the aggregate, for any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party, on the one hand, or by the indemnified party, on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 5(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as such Holder, and each person who controls the Guarantor or the Trust within the meaning of either the Securities Act or the Exchange Act, each officer of the Guarantor who shall have signed the Shelf Registration Statement and each director of the Guarantor shall have the same rights to contribution as the Guarantor, subject in each case to the applicable terms and conditions of this Section 5(d). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent, which consent shall not be unreasonably withheld.

         (e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Guarantor or the Trust or any of the officers, directors, employees, agents or controlling persons referred to in Section 5 hereof, and will survive the sale by a Holder of Securities covered by the Shelf Registration Statement.

         6. Underwritten Offering. The Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell such Registrable Securities in an underwritten offering in accordance with the conditions set forth below and subject to Section 2(d) and 3(p). In any such underwritten offering, (a) the investment banker or bankers and manager or managers that will administer the offering will be selected or approved by the Guarantor and the Trust, and (b) the underwriting arrangements with respect thereto will be approved by the Holders of a majority of the Registrable Securities to be included in such offering; provided, however, that such underwriting arrangements must be reasonably acceptable to the Guarantor and the Trust. No Holder may participate in any underwritten offering contemplated hereby unless
(a) such Holder agrees to sell such Holder's Registrable Securities in accordance with such approved underwriting arrangements, (b) such Holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements and (c) at least 25% of the outstanding Registrable Securities held by all Holders are included in such underwritten offering. The Holders participating in any underwritten offering shall be responsible for any expenses customarily borne by selling securityholders, including underwriting discounts and commissions and fees and expenses of counsel to the selling securityholders and shall reimburse the Trust and the Guarantor for the fees and disbursements of their counsel, their independent public accountants and any printing expenses incurred in connection with such underwritten offering.

         7.  Miscellaneous.

         (a) No Inconsistent Agreements. The Trust and the Guarantor have not, as of the date hereof, entered into, and shall not, on or after the date hereof, enter into, any agreement with respect to their securities or otherwise that conflicts with the rights granted to the Holders herein or the provisions hereof.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Trust and the Guarantor have obtained the written consent of the Purchasers.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                  (1) if to a Holder, at the most current address given by such Holder to the Guarantor in accordance with the provisions of this
         Section 7(c), which address initially is, with respect to each Holder, the address of such Holder set forth in the books and records of the Trust or the registrar and transfer agent for the Securities;

                  (2) if to the Purchasers, initially at the address set forth in the Purchase Agreement; and

                  (3) if to the Trust or the Guarantor, initially at its address set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have been duly given when received.

         The Purchaser or the Trust and the Guarantor by notice to the other may designate additional or different addresses for subsequent notices or communications.

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and the Holders, including, without the need for an express assignment or any consent by the Trust or the Guarantor thereto, subsequent Holders of Securities. The Trust and the Guarantor hereby agree to extend the benefits of this Agreement to any Holder of Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

         (e) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         (h) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Trust and the Guarantor and the several Purchasers in accordance with its terms.

                                Very truly yours,




                                CALENERGY CAPITAL TRUST II

                                     By John G. Sylvia, solely in his ca-
                                     pacity as trustee and not in his individ-ual capacity,

                                     /s/ John G. Sylvia
                                     ----------------------------------------
                                     John G. Sylvia


                                     By Steven A. McArthur, solely in his
                                     capacity as trustee and not in his indi-vidual capacity,

                                     /s/ Steven A. McArthur
                                     ----------------------------------------
                                     Steven A. McArthur


                                CALENERGY COMPANY, INC.


                                     By /s/ Steven A. McArthur
                                        -------------------------------------
                                         Name:   Steven A. McArthur
                                         Title:  Senior Vice President


The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first above written.


LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE
          SECURITIES CORPORATION


By  LEHMAN BROTHERS INC.


By /s/ Todd C. Guenther
   ---------------------
     Name: Todd C. Guenther
     Title: Associate